UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2006
TEXTRON FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
0-27559

(Commission File Number)
05-6008768
(IRS Employer Identification No.)
40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687
(Address of Principal Executive Offices) (Zip Code)
(401) 621-4200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On November 16, 2006, Textron Financial Corporation (the “Corporation”) authorized the sale of and established the terms of an unlimited principal amount of its Medium-Term Notes, Series F, Due Nine Months or More From Date of Issue (collectively, the “TFC Notes”), and Textron Financial Canada Funding Corp., an unlimited liability company duly organized under the laws of the Province of Nova Scotia (“Textron Canada Funding”) authorized the sale of and established the terms of an unlimited principal amount of Textron Canada Funding’s Medium-Term Notes, Series F-CAD, Due Nine Months or More From Date of Issue (collectively the “TFCFC Notes” and together with the TFC Notes, the “Notes”), fully and unconditionally guaranteed by the Corporation, under their shelf registration statement on Form S-3 (Registration Statement No. 333-138755) (the “Registration Statement”). The Notes, which may be offered from time to time, will be due nine months or more from the date of issue and will bear interest at fixed or floating rates or at no interest. The forms of Notes are filed as exhibits hereto. The TFC Notes will be issued under an Indenture dated December 9, 1999 (the “TFC Original Indenture”) between the Corporation and U.S. Bank National Association (successor trustee to SunTrust Bank) (the “Trustee”), as amended by a First Supplemental Indenture dated November 16, 2006 (the “TFC Supplemental Indenture,” and together with the TFC Original Indenture, the “TFC Indenture”). The TFCFC Notes will be issued under an Indenture dated November 30, 2001 (the “TFCFC Original Indenture”) among Textron Canada Funding, the Corporation, as guarantor, and the Trustee, as amended by a First Supplemental Indenture dated November 16, 2006 (the “TFCFC Supplemental Indenture,” and together with the TFCFC Original Indenture, the “TFCFC Indenture,” and together with the TFC Indenture, the “Indentures”). The terms of the Notes will be established from time to time as issued under the program. The Indentures provide that the Notes may be accelerated, after certain notice and grace periods, upon the occurrence of an event of default, including default in the payment of principal, interest and other amounts due under the Notes; a breach of any covenant or warranty contained in the respective Indenture or the Notes; a default in the payment of other indebtedness of the Corporation, or in the case of the TFCFC Notes, Textron Canada Funding, if such indebtedness becomes or is declared due and payable prior to the date on which it would otherwise become due and payable; subject to certain exceptions, if the Support Agreement between the Corporation and Textron Inc. shall have ceased to be in full force and effect; and certain events of bankruptcy and insolvency of Textron Inc. and the Corporation, and in the case of the TFCFC Notes, Textron Canada Funding.
     The Corporation entered into the TFC Supplemental Indenture on November 16, 2006. Textron Canada Funding and the Corporation entered into the TFCFC Supplemental Indenture on November 16, 2006 (the TFC Supplemental Indenture and the TFCFC Supplemental Indenture are hereinafter referred to as the “Supplemental Indentures”). The Supplemental Indentures amend the cross-default provision in Section 4(d) of each of the Indentures to provide for a default under the Indenture for all series of debt securities issued under the Indenture on or after November 16, 2006 in the event indebtedness of the Corporation, and in the case of the TFCFC Indenture, Textron Canada Funding, in principal amount in excess of $100,000,000 becomes or is declared due and payable prior to the date on which it would otherwise become due and payable. For all series of debt securities issued prior to November 16, 2006, the amount of indebtedness that would trigger a cross-default remains at $50,000,000.
     Each of the Supplemental Indentures is filed as an exhibit hereto.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed as part of this Report:

4.1	First Supplemental Indenture dated November 16, 2006 between the Corporation and the Trustee (incorporated by reference to Exhibit 4.3 of the Corporation’s Form S-3 (File No. 333-138755)

4.2	First Supplemental Indenture dated November 16, 2006 between Textron Canada Funding, the Corporation and the Trustee (incorporated by reference to Exhibit 4.4 of the Corporation’s Form S-3 (File No. 333-138755)

4.3	Form of Medium-Term Note of the Corporation

4.4	Form of Medium-Term Note of Textron Canada Funding, including the form of the Guaranty by the Corporation
[Signature on following page]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON FINANCIAL CORPORATION
Dated: November 17, 2006	By:	/s/ Brian F. Lynn
		Name:	Brian F. Lynn
		Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	First Supplemental Indenture dated November 16, 2006 between the Corporation and the Trustee (incorporated by reference to Exhibit 4.3 of the Corporation’s Form S-3 (File No. 333-138755)
4.2	First Supplemental Indenture dated November 16, 2006 between Textron Canada Funding, the Corporation and the Trustee (incorporated by reference to Exhibit 4.4 of the Corporation’s Form S-3 (File No. 333-138755)
4.3	Form of Medium-Term Note of the Corporation
4.4	Form of Medium-Term Note of Textron Canada Funding, including the form of the Guaranty by the Corporation